Exhibit 99.1

FOR OFFICIAL RELEASE
20808 State Highway 71 W Unit B
Spicewood, TX 78669 -6824

Lottery.com, Inc. Receives Expected Notice from Nasdaq
Filing Deficiency Cured

Austin, Texas December 4, 2023 — On December 1, 2023, Lottery.com, Inc. (the “Company”) received written notice from the Listing Qualifications Staff of The Nasdaq Stock Market LLC (“Nasdaq”) stating that the filing deficiency of the Company for Form 10-Q for the period ended September 30, 2023 with the Securities and Exchange Commission, as required by Nasdaq Listing Rule 5250(c)(1), has been cured. The scheduled hearing before the Nasdaq Hearings Panel has been cancelled.

About Lottery.com

Lottery.com, Inc. is a leading technology company that is transforming how, where and when lotteries are played. Its engaging mobile and online platforms enable players and commercial partners located throughout the United States and other countries to remotely purchase safe and legal lottery games. Lottery participants look to the Company’s website, Lottery.com, for compelling, real-time results on over 800 lottery games from over 40 countries. In all that it does, Lottery.com’s mission remains the same: an uncompromising passion to innovate, grow a new demographic of enthusiasts, deliver responsible and trusted solutions, and promote community and philanthropic initiatives. For more information, visit http://www.lottery.com.and for the Company’s filings with the SEC, visit https://ir.lottery.com/financials-filings/sec-filings.

Forward Looking Statements

This press release contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this press release, regarding the Company’s strategy, future operations, prospects, plans and objectives of management, are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “initiatives,” “continue,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. The forward-looking statements speak only as of the date of this press release or as of the date they are made. The Company cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. In addition, the Company cautions you that the forward-looking statements contained in this press release are subject to risks and uncertainties, including but not limited to, any future findings from ongoing review of the Company’s internal accounting controls, additional examination of the preliminary conclusions of such review, the Company’s ability to secure additional capital resources, the Company’s ability to continue as a going concern, the Company’s ability to respond in a timely and satisfactory matter to the inquiries by Nasdaq, the Company’s ability to regain compliance with Nasdaq Listing Rules, the Company’s ability to become current with its SEC reports, and those additional risks and uncertainties discussed under the heading “Risk Factors” in the Form 10-K filed by the Company with the SEC on April 1, 2022, and the other documents filed, or to be filed, by the Company with the SEC. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the reports that the Company has filed and will file from time to time with the SEC. These SEC filings are available publicly on the SEC’s website at www.sec.gov. Should one or more of the risks or uncertainties described in this press release materialize or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release.

Lottery.com Contact:

ir@lottery.com